                      THE MUNDER FRAMLINGTON FUNDS TRUST
                               480 PIERCE STREET
                          BIRMINGHAM, MICHIGAN 48009
                           TELEPHONE (800) 438-5789

PROSPECTUS

CLASS A, CLASS B AND CLASS C SHARES

  The Munder Framlington Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that currently offers a selection of three investment portfolios. This Prospectus describes the Class A, Class B and Class C shares of the investment portfolios offered by the Trust (the "Funds"):

                     Framlington International Growth Fund
                       Framlington Emerging Markets Fund
                          Framlington Healthcare Fund

  Munder Capital Management (the "Advisor") serves as investment advisor to the Funds. Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor to the Funds.

  This Prospectus contains the information that a prospective investor should know before investing in the Funds. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 2, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Trust at
(800) 438-5789. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.


                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
The Funds
  Expense Table............................................................   5
  The Trust................................................................   7
  Investment Objectives and Policies.......................................   7
  Portfolio Instruments and Practices and Associated Risk Factors..........   9
  Investment Limitations...................................................  14
How to do Business with Us
  How to Purchase Shares...................................................  15
  How to Redeem Shares.....................................................  19
  Conversion of Class B Shares.............................................  23
  How to Exchange Shares...................................................  23
  Dividends and Distributions..............................................  24
Other Information
  Net Asset Value..........................................................  25
  Management...............................................................  26
  Taxes....................................................................  29
  Description of Shares....................................................  31
  Performance..............................................................  31
  Shareholder Account Information..........................................  32

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

INVESTMENT OBJECTIVES

  The investment objective of each of the Funds is to provide shareholders with long-term capital appreciation.

PRINCIPAL INVESTMENTS

  Framlington International Growth Fund seeks to achieve its objective through worldwide investment in equity securities of companies that show above-average profitability, management quality and growth in their respective countries. Framlington Emerging Markets Fund seeks to achieve its objective through investing primarily in equity securities of issuers in emerging market countries. Framlington Healthcare Fund seeks to achieve its objective through investment in companies providing healthcare and medical services and products worldwide. Equity securities include common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Each of the Funds may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options.

INVESTMENT RISKS AND SPECIAL CONSIDERATIONS

  A Fund's performance and price per Share will change daily based on many factors, including interest rate levels, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of each Fund may decrease instead of increase. The Funds may seek to achieve their investment objectives through investments in securities of foreign issuers, including issuers in emerging market countries (that involve risks not typically associated with U.S. issuers), and certain options and futures strategies. The Funds may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. There is no assurance that any Fund will achieve its investment objective. See "Portfolio Instruments and Practices and Associated Risk Factors."

PURCHASE PLANS

  This Prospectus offers three classes, "Class A," "Class B," and "Class C," of shares to investors. Investors may select Class A shares, Class B shares or Class C shares, each with different expense levels and with a public offering price that reflects different sales charges. Purchases in excess of $250,000 must be for Class A or Class C shares. Each Fund also offers two additional classes of shares, Class K shares and Class Y shares. These classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning Class K shares and Class Y shares.

CLASS A SHARES

  Offered at net asset value plus a maximum initial sales charge of 5.50%. Class A shares of each Fund pay a shareholder servicing fee at the annual rate of .25% of the value of average daily net assets. See "How to Purchase Shares."

CLASS B SHARES

  Offered at net asset value per share subject to a contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years of the date of purchase at the maximum rate of 5.00% of the lesser of the shares' net asset value or original purchase price. Class B shares of each Fund are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. Class B shares will convert automatically to Class A shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Purchase Shares."

CLASS C SHARES

  Offered at net asset value per share subject to a CDSC imposed on certain redemptions made within one year of the date of purchase at the rate of 1.00% of the lesser of the shares' net asset value or original purchase price. Class C shares of each Fund are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets.

PURCHASING SHARES

  Class A shares, Class B shares and Class C shares of the Fund are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through First Data Investor Services Group, Inc. (the "Transfer Agent"). Shares are subject to the applicable sales charge or CDSC. See "How to Purchase Shares."

MINIMUM INVESTMENT

  $1,000 minimum investment ($50 through Automatic Investment Plan). $50 minimum for subsequent purchases.

EXCHANGE PRIVILEGES

  Shares may be exchanged for shares of the same class of other funds of the Trust, The Munder Funds, Inc. or The Munder Funds Trust, subject to any applicable sales charges. See "How to Exchange Shares."

REINVESTMENT

  Automatic reinvestment of dividends and capital gains without a sales charge or CDSC, unless a shareholder elects to receive cash.

OTHER FEATURES

     CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
     --------------             --------------            --------------
Automatic Investment Plan  Automatic Investment Plan Automatic Investment Plan
Automatic Withdrawal Plan  Automatic Withdrawal Plan Automatic Withdrawal Plan
Retirement Plans           Retirement Plans          Retirement Plans
Telephone Exchanges        Telephone Exchanges       Telephone Exchanges
Rights of Accumulation     Reinvestment Privilege    Reinvestment Privilege
Letter of Intent
Quantity Discounts
Reinvestment Privilege

DIVIDENDS AND OTHER DISTRIBUTIONS

  Dividends from net investment income are declared and paid at least annually for each of the Funds; capital gains are distributed at least annually.

NET ASSET VALUE

  Determined once daily on each Business Day (as defined below).

REDEEMING SHARES

  Class A shares of the Funds may be redeemed at net asset value per share by mail or telephone. Certain redemptions of Class A shares may be subject to a CDSC. Class B and Class C shares are redeemable at net asset value less any applicable CDSC by mail or telephone. See "How to Redeem Shares."

INVESTMENT ADVISOR; SUB-ADVISOR

  As investment advisor for the Funds, Munder Capital Management provides overall investment management for each Fund, provides research and credit analysis, oversees the purchases and sales of portfolio securities by the Sub-Advisor, maintains records relating to such purchases and sales, and provides reports to the Trust's Board of Trustees. As Sub-Advisor for the Funds, Framlington Overseas Investment Management Limited is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. See "Management -- Investment Advisor and Sub-Advisor."

DISTRIBUTOR

  Funds Distributor, Inc.

                                 EXPENSE TABLE

  The following table sets forth certain costs and expenses that an investor is expected to incur either directly or indirectly as a shareholder of the Funds based on estimated operating expenses for the current fiscal year.

                                                     CLASS A SHARES
                                          -------------------------------------
                                          INTERNATIONAL   EMERGING   HEALTHCARE
                                           GROWTH FUND  MARKETS FUND    FUND
                                          ------------- ------------ ----------
Shareholder transaction expenses:
 Maximum sales load on purchases *.......     5.50%         5.50%       5.50%
 Maximum sales load on reinvested
  dividends..............................     None          None        None
 Maximum contingent deferred sales charge
  **.....................................     None          None        None
 Redemption fees.........................     None          None        None
 Exchange fees...........................     None          None        None
Annual operating expenses:
 (as a percentage of average net assets)
 Advisory fees ..........................     1.00%         1.25%       1.00%
 12b-1 fees .............................      .25%          .25%        .25%
 Other expenses .........................      .30%          .30%        .30%
                                              ----          ----        ----
 Total fund operating expenses...........     1.55%         1.80%       1.55%
                                              ====          ====        ====

--------
*Maximum sales load applicable to Class A shares. Reductions and waivers of sales loads are described under "How to Purchase Shares."
** A deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares of the Funds that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

                                                     CLASS B SHARES
                                          -------------------------------------
                                          INTERNATIONAL   EMERGING   HEALTHCARE
                                           GROWTH FUND  MARKETS FUND    FUND
                                          ------------- ------------ ----------
Shareholder transaction expenses:
 Maximum sales load on purchases.........     None          None        None
 Maximum sales load on reinvested
  dividends .............................     None          None        None
 Maximum contingent deferred sales charge
  *......................................     5.00%         5.00%       5.00%
 Redemption fees.........................     None          None        None
 Exchange fees...........................     None          None        None
Annual operating expenses:
 (as a percentage of average net assets)
 Advisory fees...........................     1.00%         1.25%       1.00%
 12b-1 fees..............................     1.00%         1.00%       1.00%
 Other expenses..........................      .30%          .30%        .30%
                                              ----          ----        ----
 Total fund operating expenses...........     2.30%         2.55%       2.30%
                                              ====          ====        ====

--------
* Maximum CDSC applicable to Class B shares. See "How to Redeem Shares-- Contingent Deferred Sales Charge--Class B Shares." Waivers of CDSC are described under "How to Redeem Shares."

                                                     CLASS C SHARES
                                          -------------------------------------
                                          INTERNATIONAL   EMERGING   HEALTHCARE
                                           GROWTH FUND  MARKETS FUND    FUND
                                          ------------- ------------ ----------
Shareholder transaction expenses:
 Maximum sales load on purchases.........     None          None        None
 Maximum sales load on reinvested
  dividends..............................     None          None        None
 Maximum contingent deferred sales
  charge*................................     1.00%         1.00%       1.00%
 Redemption fees.........................     None          None        None
 Exchange fees...........................     None          None        None
Annual operating expenses:
 (as a percentage of average net assets)
 Advisory fees...........................     1.00%         1.25%       1.00%
 12b-1 fees..............................     1.00%         1.00%       1.00%
 Other expenses..........................      .30%          .30%        .30%
                                              ----          ----        ----
 Total fund operating expenses...........     2.30%         2.55%       2.30%
                                              ====          ====        ====

--------
*A deferred sales charge of 1.00% is assessed on redemptions of Class C shares made within the first year of investing.

  Because of the Rule 12b-1 fees paid by Class B and Class C shares of the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The initial sales charge applicable to Class A shares set forth in the above table is the maximum charge imposed upon the purchase of Class A shares. Reductions and waivers from sales loads are described under "How to Purchase Shares." The CDSC applicable to Class B shares set forth in the above table is the maximum sales load applicable imposed upon redemption of Class B shares. Waivers of the CDSC are described under "How to Redeem Shares."

  "Other expenses" in the above table include administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Fund's legal existence and the costs involved with communicating with shareholders. With respect to each Fund, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus for a further description of the Funds' operating expenses and of the nature of the services for which the Funds are obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below. The Transfer Agent may deduct a wire redemption fee of $7.50 for wire redemptions under $5,000.

 Example

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payment by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment in Class A shares (subject to the applicable sales load), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                                  CLASS A SHARES
                                                                  --------------
                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
International Growth Fund........................................  $70    $101
Emerging Markets Fund............................................  $72    $109
Healthcare Fund..................................................  $70    $101

  An investor would pay the following expenses on a $1,000 investment in Class B shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods and
(3) no redemption at the end of the following periods:

                                                CLASS B SHARES
                               -------------------------------------------------
                                        1 YEAR                  3 YEARS
                               ------------------------ ------------------------
                               REDEMPTION NO REDEMPTION REDEMPTION NO REDEMPTION
                               ---------- ------------- ---------- -------------
International Growth Fund.....    $73          $23         $102         $72
Emerging Markets Fund.........    $76          $26         $109         $79
Healthcare Fund...............    $73          $23         $102         $72

  An investor would pay the following expenses on a $1,000 investment in Class C shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return, (2) redemption at the end of the following time periods and (3) no redemption at the end of one year:

                                                      CLASS C SHARES
                                          --------------------------------------
                                            1 YEAR      1 YEAR        3 YEARS
                                          REDEMPTION NO REDEMPTION NO REDEMPTION
                                          ---------- ------------- -------------
International Growth Fund................    $33          $23           $72
Emerging Markets Fund....................    $36          $26           $79
Healthcare Fund..........................    $33          $23           $72

  The foregoing Expense Table and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE TRUST

  Each of the Funds is a series of shares issued by the Trust, an open-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts on October 30, 1996 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following Funds offered by the Trust: the Framlington International Growth Fund ("International Growth Fund"), the Framlington Emerging Markets Fund ("Emerging Markets Fund"), and the Framlington Healthcare Fund ("Healthcare Fund"). Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

INTERNATIONAL GROWTH FUND

  The investment objective of International Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth in their respective countries.

  The Fund may invest in the securities of issuers located in various countries which include, but are not limited to, the following: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

EMERGING MARKETS FUND

  The investment objective of Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities of issuers in emerging market countries. The Fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development. Currently, the countries not in this category include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company will be deemed to be in an emerging market country if (i) the company is organized under the laws of, and has a principal office in, an emerging market country;
(ii) the principal trading market for the company's equity securities is in an emerging market country; or (iii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in an emerging market country, or has at least 50% of its assets situated in an emerging market country. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in emerging market countries. Determinations as to eligibility will be made by the Sub-Advisor based on publicly available information and inquiries made to the companies.

HEALTHCARE FUND

  The investment objective of the Healthcare Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The Fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub-Advisor considers healthcare companies to include companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities. At the present time, the predominant number of healthcare companies meeting the Fund's criteria are in the United States.

INFORMATION REGARDING ALL FUNDS

  Each Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, a Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objectives and Policies" in the Statement of Additional Information.

  When the Sub-Advisor believes that market conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Portfolio Instruments and Practices and Associated Risk Factors--Liquidity Management."

                    PORTFOLIO INSTRUMENTS AND PRACTICES AND
                            ASSOCIATED RISK FACTORS

  Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

  Equity Securities. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Securities considered for purchase by the Funds may be listed or unlisted, and may be issued by companies with various levels of market capitalization.

  Each Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. In addition, a Fund may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), it is expected that investments in lower-rated convertible securities will not exceed 10% of the value of the total assets of a Fund at the time of purchase. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest. In light of the risks, the Sub-Advisor, in evaluating the creditworthiness of an issuer, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities,
(d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

  Foreign Securities. Each Fund may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These considerations generally are more of a concern in emerging market countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging market countries therefore may be subject to potentially higher risks than investments in developed countries.

  Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect a Fund's investment in foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. A Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source.

  Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registrations and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registrations or approval for such repatriation.

  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by the countries with which they trade.

  In many emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

  Although the Funds may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of the Funds' investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

  Concentration in the Healthcare Industries. The Healthcare Fund generally intends to invest at least 65% of its total assets in securities of companies in the healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation. In particular, technological advances can render existing products obsolete, and obtaining governmental approval for new products from regulatory authorities can be lengthy, expensive and uncertain as to outcome. Healthcare companies also can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. Moreover, cost containment measures implemented by governmental authorities have adversely affected certain healthcare industries. While industry concentration may increase the risk and volatility of an investment company's portfolio, the Healthcare Fund will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies.

  Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Funds may not enter into these contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. A Fund will segregate cash or liquid securities to cover its obligation to purchase foreign currency under a forward foreign currency contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. A Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts.

  Futures Contracts and Options. The Funds may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of a Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities a Fund intends to purchase.

  The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, the Funds may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position. For a further discussion, see "Fund Investments" and the Appendix in the Statement of Additional Information.

  When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

  The Funds are not commodity pools, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations.

  For a further discussion see "Additional Information on Fund Investments" and the Appendix to the Statement of Additional Information.

  Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor and/or Sub-Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

  Investment Company Securities. In connection with the management of daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). International Growth Fund and Emerging Markets Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses a Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Sub-Advisor determines that market conditions warrant, the Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above.

  High quality money market instruments may include commercial paper, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Funds may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by the Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Sub-Advisor.

  Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

  The Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). The Funds may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor and/or Sub-Advisor will determine the liquidity of such investments pursuant to guidelines established by the Trust's Board of Trustees.

  U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Borrowing and Reverse Repurchase Agreements. Each Fund is authorized to borrow money in amounts up to 5% of the value of the Fund's total assets at the time of such borrowing for temporary purposes. The Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additionally, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

  Lending of Portfolio Securities. To enhance the return of the portfolio, a Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of the Funds are placed by the Sub-Advisor with broker/dealers that the Sub-Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Sub-Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies. It is anticipated that each Fund's annual portfolio turnover rate will range from 50% to 150%.

                            INVESTMENT LIMITATIONS

  Each Fund's investment objective and policies may be changed by the Trust's Board of Trustees without shareholder approval. No assurance can be given that any Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Fund" (as defined in the Statement of Additional Information). These limitations are set forth in the Statement of Additional Information.

                            HOW TO PURCHASE SHARES

  Each of the Funds offers individual investors three methods of purchasing shares, thus enabling investors to choose the class that best suits their needs given the amount of purchase and intended duration of investment.

  Shares of each Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open for business through authorized investment dealers or directly from the Distributor or the Transfer Agent. Only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Funds. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

  Shares will be credited to a shareholder's account at the public offering price next computed after an order is received by the Distributor or a dealer, less any applicable initial sales charges. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. The Funds' management reserves the right to reject any purchase order if in its opinion, it is in the Funds' best interest to do so and to suspend the offering of shares of any class for any period of time.

  The minimum initial investment for Class A, Class B or Class C shares is $1,000 and subsequent investments must be at least $50. Purchases in excess of $250,000 must be for Class A shares or Class C shares.

DIFFERENCES AMONG THE CLASSES

  The primary distinctions among the classes of a Fund's shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                   ANNUAL 12B-1 FEES
                                   (AS A % OF AVERAGE
             SALES CHARGE          DAILY NET ASSETS)        OTHER INFORMATION
             ------------          ------------------       -----------------
CLASS  Maximum initial sales    Service fee of 0.25%     Initial sales charge
 A     charge of 5.50% of the                            waived or reduced for
       public offering price.                            certain purchases.
CLASS  Maximum CDSC of 5% of    Service fee of 0.25%;    CDSC waived for certain
 B     redemption proceeds;     distribution fee of      redemptions; shares
       declines to zero after   0.75%                    convert to Class A
       six years.                                        shares approximately six
                                                         years after issuance,
                                                         subject to receipt of
                                                         certain tax rulings or
                                                         opinions.
CLASS  Maximum CDSC of 1% of    Service fee of 0.25%;    Shares do not convert to
 C     redemption proceeds for  distribution fee of      another class.
       redemptions made within  0.75%
       the first year after
       purchase.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

  In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances:

 SALES CHARGES

  Class A shares are sold at net asset value plus an initial sales charge of up to 5.50% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class A shares sold pursuant to a complete waiver of the initial sales charge applicable to large purchase are subject to a 1% CDSC if redeemed within one year of the date of purchase.

  Class B shares are sold with no initial sales charge, but a CDSC of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Class B shares are subject to higher on going expenses than Class A shares, but automatically convert to Class A shares approximately six years after issuance subject to receipt of certain tax rulings or opinions.

  Class C shares are sold without an initial sales charge or a CDSC except for a CDSC of 1% applicable to redemptions made within the first year after investing. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

 WAIVER AND REDUCTIONS OF CLASS A SALES CHARGES

  Class A share purchases of $25,000 or more may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any applicable reduced sales charges on Class A shares. In addition, the entire initial sales charge on Class A shares is waived for certain eligible purchasers. See "Initial Sales Charge--Class A shares." Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete initial sales charge waivers should purchase Class A shares.

 ONGOING ANNUAL EXPENSES

  Classes A, B and C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Classes B and C shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective classes of Fund shares over various time periods.

  For example, assuming a constant net asset value, the cumulative distribution fee on Class C shares would approximate the expense of the 5.5% maximum initial sales charge on the Class A shares if the shares were held for approximately 7 1/2 years. Because Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase (subject to receipt of certain tax rulings or opinions), an investor expecting to hold shares of a Fund for longer than six years would generally pay lower cumulative expenses by purchasing Class B shares than by purchasing Class C shares. An investor expecting to hold shares of a Fund for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares, and due to the contingent deferred sales charges that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares. On the other hand, an investor expecting to hold shares of the Fund for more than six years would generally pay lower cumulative expenses by purchasing Class B shares because of the Class B conversion feature described under "Conversion of Class B Shares." An investor who qualifies for a reduction or waiver of the initial sales charge on Class A shares may pay lower cumulative expenses by purchasing Class A shares than by purchasing Class B or Class C shares.

  The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by classes may differ slightly because of the allocation of other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees. The example set forth above under "Fund Expenses" shows the cumulative expenses an investor would pay over periods of one and three years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

 OTHER INFORMATION

  Dealers may receive different levels of compensation for selling one particular class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate the Distributor for distribution services.

  An account may be opened by mailing a check or other negotiable bank draft (payable to The Munder Framlington Trust) for $1,000 or more for Class A, Class B or Class C shares with a completed and signed Account Application Form to The Munder Framlington Trust, c/o First Data Investor Services Group, Inc., P.O.

Box 5130, Westborough, Massachusetts 01581-5130. An Account Application Form may be obtained by calling (800) 438-5789. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by the Transfer Agent. The public offering price for the shares is the per share net asset value (see "Net Asset Value") next determined after receipt of the order by the dealer, plus any applicable initial sales charge for Class A shares. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

  The completed investment application must indicate a valid taxpayer identification number and must be certified as such. Failure to provide a certified taxpayer identification number may result in backup withholding at the rate of 31%. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

  In addition, investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to Boston Safe Deposit and Trust Company, Boston, MA, ABA #011001234, DDA #16-798-3, Fund Name, Shareholder Account Number, Account of (Registered Shareholder). Before wiring any funds, an investor must contact the Fund by calling (800) 438-5789 to confirm the wire instructions. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition an Account Application Form containing the investor's taxpayer identification number should be forwarded within seven days of purchase to The Munder Framlington Funds Trust c/o First Data Investor Services Group, Inc., P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in shares of any Fund may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP Application Form or by calling the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Trust on 30 days' written notice to the shareholder.

  See the Statement of Additional Information for further information regarding purchase of the Funds' shares.

REINVESTMENT PRIVILEGE

  Upon redemption of Class A, B or C shares of a Fund (or Class A, B or C shares of another non-money market fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust), a shareholder has an annual right, to be exercised within 60 days, to reinvest the redemption proceeds in shares of the same class of the same fund without any sales charges. The Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge.

  See the Statement of Additional Information for further information regarding purchases of the Funds' shares.

INITIAL SALES CHARGE--CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES

                                 SALES CHARGE AS A PERCENTAGE
                                              OF
                                 ----------------------------    DISCOUNT TO
                                                 NET AMOUNT    SELECTED DEALERS
                                                INVESTED (NET AS A PERCENTAGE OF
AMOUNT OF PURCHASE               OFFERING PRICE  ASSET VALUE)   OFFERING PRICE
------------------               -------------- ------------- ------------------
Less than $25,000..............       5.50%         5.82%            5.00%
$25,000 but less than $50,000..       5.25%         5.54%            4.75%
$50,000 but less than $100,000.       4.50%         4.71%            4.00%
$100,000 but less than
 $250,000......................       3.50%         3.63%            3.25%
$250,000 but less than
 $500,000......................       2.50%         2.56%            2.25%
$500,000 but less than
 $1,000,000....................       1.50%         1.52%            1.25%
$1,000,000 or more.............       None*         None*         (see below)**

--------
* No initial sales charge applies on investments of $1 million or more, but a CDSC of 1% is imposed on certain redemptions within one year of the purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class A and Class C Shares."

** A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more.

  The Distributor will pay the appropriate Dealers' Reallowance to brokers purchasing Class A shares. From time to time, the Distributor may reallow to brokers the full amount of the sales charge on Class A shares. To the extent the Distributor reallows more than 90% of the sales charge to brokers, such brokers may be deemed to be underwriters under the Act. In addition to the Dealers' Reallowance, the Distributor will, from time to time, at its expense or as an expense for which it may be reimbursed under the Class B Plan or Class C Plan described below, pay a bonus or other consideration or incentive (which may be in the form of merchandise or trips) to brokers or institutions which sell a minimum dollar amount of shares of a Fund during a specified period of time. Dealers may receive compensation from the Distributor on sales made without a sales charge.

SALES CHARGE WAIVERS--CLASS A SHARES

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on sales of Class A shares to the following types of purchasers: (1) individuals with an investment account or relationship with the Advisor; (2) full-time employees and retired employees of the Advisor, employees of the Funds' Administrator, Distributor and Custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; and (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients.

QUALIFIED EMPLOYER SPONSORED RETIREMENT PLANS

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans which are qualified under Section 401(a) of the Code, including: 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans and Section 457 deferred compensation plans and Section 403(b) plans (each, a "Qualified Employee Benefit Plan") that (1) invest $1,000,000 or more in Class A shares of investment portfolios offered by the Trust, The Munder Funds, Inc. or The Munder Funds Trust (other than the Munder Index 500
Fund) or (2) have at least 75 eligible plan participants. In addition, the CDSC of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of the foregoing sales charge waiver, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs") are not considered to be Qualified Employee Benefit Plans.

  Sales charges will be waived for individuals who purchase Class A shares with the proceeds of distributions from qualified retirement plans for which the Advisor serves as investment advisor. Sales charges will be waived for individuals who purchase Class A shares with the proceeds of redemptions of Class Y shares of the Funds of the Trust, The Munder Funds, Inc. or The Munder Funds Trust if the proceeds are invested within 60 days of redemption. See "Other Information--Description of Shares."

  If an investor intends to purchase over the next 13 months at least $25,000 of Class A shares, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application Form or the applicable form from the investor's broker. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

  The Letter of Intent will not obligate the investor to purchase shares, but if he or she does, each purchase made during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchase made within the past 90 days. The Letter of Intent will apply only to Class A shares of the Funds or investment portfolios of The Munder Funds, Inc. and The Munder Funds Trust. The value of Class B or Class C shares of any Fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust will not be counted toward the fulfillment of a Letter of Intent.

  As shown in the table under "Initial Sales Charge--Class A Shares," larger purchases may reduce the sales charge paid. Upon notice to the investor's broker or the Transfer Agent, purchases of Class A shares that are made by the investor, his or her spouse, his or her children under age 21 and his or her IRA will be combined when calculating the sales charge. The value of Class B or Class C shares of any Fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust will not be counted toward the foregoing Quantity Discounts.

  An investor who has previously purchased Class A shares of any of the Funds or a non-money market fund of The Munder Funds, Inc. or The Munder Funds Trust upon which a sales charge has already been paid may, upon request, aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment is the total value (based upon the greater of current net asset value or the public offering price originally paid if provided at the time of purchase) of: (a) current purchases, and (b) shares that are beneficially owned by the investor for which a sales charge has already been paid. Similarly, with respect to each subsequent investment, all Class A shares of any of the Funds or a non-money market fund of The Munder Funds, Inc. or The Munder Funds Trust upon which a sales charge has already been paid that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

  Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

  Pursuant to the Funds' variable pricing system, each Fund issues two classes of shares in addition to the classes described in this Prospectus, Class K and Class Y shares. Class K and Class Y shares have different sales charges and expense levels, which will affect performance. Investors may call (800) 438-5789 to obtain more information concerning Class K and Class Y shares. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

                             HOW TO REDEEM SHARES

  Generally, shareholders may require a Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Munder Framlington Funds Trust c/o First Data Investor Services Group, Inc., P.O. Box 5130, Westborough, Massachusetts 01581-5130.

SIGNATURE GUARANTEE

  If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. If the proceeds of the redemption are less than $50,000, no signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value." Redemption proceeds will be reduced by the amount of any CDSC (see below).

EXPEDITED REDEMPTION

  In addition, a shareholder redeeming at least $1,000 of shares and who has authorized expedited redemption on the application form filed with the Transfer Agent may, at the time of such redemption, request that funds be mailed to the commercial bank or registered broker-dealer previously designated on the application form by telephoning the Trust at (800) 438-5789 prior to 4:00 p.m. New York City time. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a shareholder seeks to use an expedited method of redemption of shares recently purchased by check, a Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days.

  The Trust, the Distributor and the Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record. If these procedures are followed, neither the Trust, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Redemption proceeds will be mailed only according to the previously established instructions.

  The Funds ordinarily will make payment for all shares redeemed within seven business days after the receipt by the Transfer Agent in proper form; however, the right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, or when trading on the New York Stock Exchange is restricted as determined by the SEC; during any period when an emergency as defined by the rules and regulations of the SEC exists; or during any period when the SEC has by order permitted such suspension. The Funds will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can take as long as 15 days.

  There is no minimum for telephone redemptions paid by check. However, the Transfer Agent may deduct its current wire fee from the principal in the shareholder's account for wire redemptions under $5,000. As of the date of this prospectus, this fee was $7.50 for each wire redemption. There is no charge for wire redemptions of $5,000 or more.

  The value of shares on repurchase may be more or less than the investor's cost depending upon the market value of the relevant Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares, but a CDSC is imposed on certain redemptions of Class A, Class B and Class C shares as described below.

INVOLUNTARY REDEMPTION

  The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. An investor may be notified that the value of the investor's account is less than $500, in which case the investor would be allowed 60 days to make an additional investment before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN ("AWP")

  The Funds offer an Automatic Withdrawal Plan which may be used by holders of Class A, Class B and Class C shares who wish to receive regular distributions from their accounts. Upon commencement of the AWP, the account must have a current value of $2,500 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 20th day of the applicable month or, if such day is not a day on which the New York Stock Exchange is open for business, on the next business day, and are paid promptly thereafter. An investor may utilize the AWP by completing the AWP Application Form available through the Transfer Agent.

  Shareholders should realize that if withdrawals exceed capital appreciation and/or income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the AWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the AWP at any time, upon written notice to the Transfer Agent. Purchases of additional Class A shares of the Funds concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, are discouraged. Class B and Class C shares, if any, that are redeemed in connection with the AWP are still subject to the applicable CDSC.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  Class B shares that are redeemed within six years of purchase will be subject to a CDSC as set forth below. A CDSC payable to the Distributor is imposed on any redemption of shares that causes the current value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of shares during the preceding six years.

  The CDSC will be waived for certain exchanges as described below. In addition, Class B shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gain distributions, (2) shares held more than six years, or (3) capital appreciation of shares redeemed. In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B shares is made first of shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then of remaining shares held by the shareholders for the longest period of time. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. The holding period of Class B shares of a Fund acquired through an exchange of Class B shares of The Munder Money Market Fund (which are available only by exchange of Class B shares of the Funds or other funds in The Munder Funds, Inc. or the Munder Funds Trust) will be calculated from the date that the Class B shares were initially purchased.

  The amount of any applicable CDSC will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                              CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE OF
                                                               THE LESSER OF NET ASSET
      YEAR SINCE                                                VALUE AT REDEMPTION OR
       PURCHASE                                                ORIGINAL PURCHASE PRICE
      ----------                                              --------------------------
       First.................................................           5.00%
       Second................................................           4.00%
       Third.................................................           3.00%
       Fourth................................................           3.00%
       Fifth.................................................           2.00%
       Sixth.................................................           1.00%
       Seventh...............................................           0.00%

  For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any CDSC will be paid to the Distributor.

  The Distributor will pay a commission of 4.0% of the net asset value of Class B shares to brokers that initiate and are responsible for purchases of Class B shares of the Funds.

  The CDSC will be waived for certain exchanges, as described below. In addition, the CDSC payable with respect to Class B shares will be waived in the following circumstances: (1) total or partial redemptions made within one year following the death of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 70 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

CONTINGENT DEFERRED SALES CHARGE--CLASS A AND CLASS C SHARES

  In order to recover commissions paid to dealers on investments of $1 million or more in Class A shares and on investments in Class C shares, a CDSC of 1% applies to certain redemptions of such shares made within the first year after investing.

  No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year. The same waivers as are available with respect to the CDSC on Class B shares also apply to the CDSC on Class A and Class C shares.

  The holding period of Class A or Class C shares of a Fund acquired through an exchange of the corresponding class of shares of The Munder Money Market Fund (which are available only by exchange of Class A or Class C shares of the Funds or funds in The Munder Funds, Inc. or the Munder Funds Trust, as the case may be) and other non-money market funds of The Munder Funds, Inc. and The Munder Funds Trust and other Funds of the Trust will be calculated from the date that the Class A or Class C shares were initially purchased.

  See the Statement of Additional Information for further information regarding redemption of Fund shares.

  Class A shares purchased for at least $1,000,000 without a sales charge may be exchanged for Class A shares of another fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange.

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to the Distributor.

                         CONVERSION OF CLASS B SHARES

  A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the sixth anniversary of the issuance of the Class B shares, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes. If a shareholder effects one or more exchanges among Class B shares of a Fund, other Funds of the Trust, non-money market funds of The Munder Funds, Inc. or other funds of The Munder Funds Trust during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Net Asset Value."

OTHER

  Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

                            HOW TO EXCHANGE SHARES

GENERAL

  Class A, Class B and Class C shares of each Fund may be exchanged for shares of the same class of other funds of the Trust, The Munder Funds, Inc. or The Munder Funds Trust, based on their respective net asset values, subject to any applicable sales charge differential.

  Class A shares of a money market fund of The Munder Funds, Inc. or The Munder Funds Trust that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of The Munder Funds, Inc. or The Munder Funds Trust for which a sales charge was paid, can be exchanged for Class A shares of a Fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust subject to payment of differential sales charges as applicable.

  The exchange of Class B shares of one fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust for Class B shares of another fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust will not be subject to a CDSC. The exchange of Class C shares of one Fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust for Class C shares of another fund of the Trust, The Munder Funds, Inc. or The Munder Funds Trust will not be subject to a CDSC. For purposes of computing the applicable CDSC, the length of time of ownership of the Class B or Class C shares will be measured from the date of the original purchase and will not be affected by such exchanges.

  Any share exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Trust, The Munder Funds, Inc. or The Munder Funds Trust, and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Trust, The Munder Funds, Inc. or The Munder Funds Trust by contacting his or her broker or the Trust at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

  The Trust reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modifications except where notice is not required.

EXCHANGE BY TELEPHONE

  A shareholder may give exchange instructions to the shareholder's broker or by telephone to the Funds at (800) 438-5789. Telephone exchange privileges are not available to shareholders who have custody of their share certificates. The Trust reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any Fund or its shareholders.

EXCHANGE BY MAIL

  Exchange orders may be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in "Shareholder Account Information."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund expects to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Fund. Dividends from net income are declared and paid at least annually. Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually. Dividends and other distributions paid by each Fund with respect to its Class A, Class B and Class C shares are calculated at the same time.

  Dividends and capital gains are paid in the form of additional shares of the same class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account.

  The per share dividends on Class B and Class C shares of a Fund generally will be lower than the per share dividends on Class A shares of that Fund as a result of the higher annual service and distribution fees applicable with respect to Class B and Class C shares.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Funds and their shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular fund of the Trust are allocated among all funds of the Trust by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and each Fund bears the expenses incurred in its operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income available for distribution to the holders of shares will be reduced by the amount of service and distribution fees payable under the Class A Plan, the Class B Plan and Class C Plan described below.

                                NET ASSET VALUE

  Net asset value for a particular class of shares in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

  The net asset value per share of each Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day.

  Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The Funds do not accept purchase and redemption orders on days on which the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

  The different expenses borne by each Class of shares will result in different net asset values and dividends. The per share net asset value of the Class B and Class C shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B and Class C shares.

                                  MANAGEMENT

BOARD OF TRUSTEES

  The Trust is managed under the direction of its Board of Trustees. The Statement of Additional Information contains the name and background information of each Trustee.

INVESTMENT ADVISOR AND SUB-ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December 1994. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). MCM was founded in February 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of September 30, 1996, the Advisor and its affiliates had approximately $36 billion in assets under active management, of which $18 billion were invested in equity securities, $8 billion were invested in money market or other short-term instruments, and $10 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Trust, the Advisor provides overall investment management for the Funds, provides research and credit analysis, oversees the purchases and sales of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Trustees as requested.

  For the advisory services provided and expenses assumed with regard to the International Growth Fund and the Healthcare Fund, it, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.00% of each Fund's average daily net assets up to $250 million, reduced to .75% of each Fund's average daily net assets in excess of $250 million. For the advisory services provided and expenses assumed with regard to the Emerging Markets Fund, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

  Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited provides sub-advisory services to the Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services with regard to the International Growth Fund and the Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to
 .375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to .625% of the Fund's average daily net assets.

  The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. The Sub-Advisor and its affiliates serve as investment manager to various investment trusts organized in the United Kingdom, and provides fund management services to pension funds and charities. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

PERFORMANCE OF EQUITY PORTFOLIOS MANAGED BY THE SUB-ADVISOR

  Set forth below are certain performance data provided by the Sub-Advisor relating to accounts managed by the Sub-Advisor and which have investment objectives and policies similar to those of the corresponding Funds. See "Investment Objectives and Policies" and "Portfolio Instruments and Practices and Associated Risk Factors." In the case of the Healthcare portfolio performance, the data relates to a unit trust organized under the laws of the United Kingdom managed by the same personnel of the Sub-Advisor with similar investment objectives and policies to the Healthcare Fund. In the case of Emerging Markets portfolio performance, the data relates to a Canadian-based institutional emerging markets portfolio managed by the same personnel of the Sub-Advisor with similar investment objectives and policies to the Emerging Markets Fund.

  The trust account performance is provided by Micropal, an independent research organization that is a recognized source of performance data in the UK unit trust industry. The data is U.S. dollar adjusted on the basis of exchange rates provided by Datastream using WM/Reuters closing rates. The performance figures are net of brokerage commissions, actual investment advisory fees and initial sales charges. The data assume the reinvestment of net income and capital gain distributions. The trust account returns are calculated using beginning offer and ending bid prices for periods ended September 30, 1996.

  Investors should not rely on the following performance data of the Sub-Advisor's client accounts as an indication of future performance of the Funds. It should be noted that the management of the Funds will be affected by regulatory requirements under the 1940 Act and requirements of the Internal Revenue Code of 1986, as amended, to qualify as a regulated investment company.

       PERIOD ENDED                                     U.K.    S&P HEALTHCARE
       SEPTEMBER 30,                                   HEALTH   COMPOSITE INDEX
           1996                                       PORTFOLIO CAPITAL CHANGE
       -------------                                  --------- ---------------
      1 Year.........................................   33.68%       28.53%
      3 Years........................................  112.54%      110.78%
      5 Years........................................  134.42%       65.00%
      Inception on April 30, 1987....................  404.63%      225.90%

  Performance for the Health trust account is calculated on an offer-bid basis; US Dollar adjusted total return net of all management fees but not reflecting U.K. tax. Source: Micropal.

  S&P Healthcare Composite Index performance shows capital change in US Dollars but does not reflect the deduction of fees, expenses and taxes.
Source: Datastream.

                                                                         MSCI
                                                              CANADIAN EMERGING
       PERIOD ENDED                                           EMERGING MARKETS
       SEPTEMBER 30,                                          MARKETS   TOTAL
           1996                                               ACCOUNT   RETURN
       -------------                                          -------- --------
      1 Year.................................................  4.23%     4.84%
      Inception on November 1, 1994..........................  0.65%   -12.15%

  MSCI Emerging Markets Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source:
Datastream.

  The performance of the Canadian institutional account is measured by the World Markets Company on a total return basis and has been re-calculated net of the management fee charged the Canadian institutional account. The inception date of the Canadian institutional account is November 1, 1994.

INDICES

  The S&P Healthcare Composite Index is the composite Healthcare section of the S&P 500 Index as defined and tracked by S&P. This index covers securities listed in the USA only.

  The MSCI Emerging Markets Index is maintained by Morgan Stanley Capital International and covers 26 emerging markets. Total return is calculated using the prices of the companies tracked and assumes the reinvestment of dividends.

PORTFOLIO MANAGERS

  Simon Key, Chief Investment Officer of the Sub-Advisor, is the primary portfolio manager for the Emerging Markets Fund. Mr. Key heads the asset allocation committee of the Sub-Advisor, and is responsible for overall asset allocation strategy. Prior to joining Framlington in 1989, Mr. Key was with the Bank of England as economist and deputy head of the European team. He graduated from the University of East Anglia with a BA in economics and philosophy, and went on to complete a MSc in economics at the University of London.

  Antony Milford, Head of the Specialist Desk for the Sub-Advisor, is the primary portfolio manager for the Healthcare Fund. Mr. Milford is a member of the Sub-Advisor's asset allocation committee and has been managing funds for Framlington since 1971, covering most geographic regions. Mr. Milford has managed a healthcare portfolio for the Sub-Advisor since 1989. He graduated from Oxford with a Classics degree.

  The International Growth Fund is managed by a committee of professional portfolio managers of the Sub-Advisor.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the "Administrator"), serves as administrator for the Trust. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Trust in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Trust's transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for these services, the Administrator is entitled to receive fees, computed daily and payable monthly, at the rate of .10% of average daily net assets with a $60,000 minimum fee per annum in the aggregate for the Funds. The Transfer Agent is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rate of .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with a $120,000 minimum fee per annum in the aggregate for the Funds. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. The Custodian is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor, for which the custodian provides services, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

DISTRIBUTION SERVICES ARRANGEMENT

  The Trust has adopted Distribution and Service Plans with respect to Class A, Class B and Class C shares of each Fund, pursuant to which each Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (collectively, the "Plans"). Under the Class A Plan, the Distributor is paid a service fee at an annual rate of 0.25% of the value of average daily net assets of the Class A shares. Under the Class B and Class C Plans, the Distributor is paid a service fee at an annual rate of 0.25%, and a distribution fee at an annual rate of 0.75%, of the value of average daily net assets of the Class B and Class C shares.

  Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

  The Class B and Class C Plans permit payments to be made by the Funds to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution related services for the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Class B and Class C Plans authorize payments by the Funds of the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plans. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and CDSCs received by the Distributor.

  The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell Class B or Class C shares, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Class B and Class C Plans. Because the payment of distribution and service fees with respect to Class B and Class C shares is subject to the 1.00% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Funds pursuant to the Plans.

  The Plans may be terminated at any time. The Plans provide that amounts paid as prescribed by the Plans at any time may not cause the limitation on such payments established by the Plans to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Funds and will accordingly reduce each Fund's net assets upon such accrual.

  Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Trust's Board of Trustees evaluates the appropriateness of the Plans and their payment terms on a continuous basis and in so doing will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plans and the proceeds of the CDSCs with respect to the Class B and Class C shares.

                                     TAXES

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for any taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general a Fund's investment company income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to a Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.) The dividends received deduction for corporations will apply to such distributions by the Funds to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year and if other applicable tax requirements are met.

  Substantially all of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no Federal income tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may also be realized by a holder of shares in a Fund upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by the Funds.

TAXES--FOREIGN INVESTMENTS

  Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a "qualified election fund" ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

                             DESCRIPTION OF SHARES

  Each Fund operates as one series of the Trust. The Trust was organized as a Massachusetts business trust on October 30, 1996 and is also registered under the 1940 Act as an open-end management investment company. The Trust's declaration of trust authorize the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority the Trustees have authorized the issuance of shares of beneficial interest representing interests in the Funds, each of which is classified as a diversified investment company under the 1940 Act.

  The shares of the Funds are offered as five separate classes of shares of beneficial interest, $.01 par value per share, designated Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares. All shares of a Fund represent interests in the same assets of the Fund and are identical in all respects except that each class bears different service and distribution expenses and may bear various class-specific expenses (which may affect performance), and each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Shares of each Fund issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Investors may call the Trust at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A, Class B and Class C shares of the Funds.

  The Trust's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of a Fund will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the holders of a particular class of shares. The Trust is not required and does not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Trust. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting. For further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

REPORTS TO SHAREHOLDERS

  The Trust will seek to eliminate duplicate mailings of prospectuses and shareholders reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Trust at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance data for the shares in advertisements or in communications to shareholders. The total return of a class of shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return of a Fund reflects the average percentage change in value of an investment in a class of shares in the Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  Performance quotations for each class of shares will be calculated separately. Quotations for total return for Class A shares will reflect the maximum sales charge charged by a Fund with respect to Class A shares and quotations of total return for Class B and Class C shares will reflect any applicable CDSC, except that the Funds may also provide, in conjunction with such quotations, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waived or reduced sales charges as described in this Prospectus. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, these quotations will be higher than the performance quotation otherwise computed.

  Quotations of total return for shares will reflect the fees for certain distribution and shareholder services as described in this Prospectus.

  Each Fund may compare the performance of its shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

                        SHAREHOLDER ACCOUNT INFORMATION

  Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders may also place such orders directly through the Transfer Agent. See "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for more information. The Transfer Agent for the Funds is First Data Investor Services Group, Inc.

INVESTMENT BY MAIL

  Send the completed Account Application Form (if initial purchase) or letter stating Fund name, share class, shareholder's registered name and account number (if subsequent purchase) with a check to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

INVESTMENT BY BANK WIRE

  An investor opening a new account should call the Fund at (800) 438-5789 to obtain an account number. Within seven days of purchase such an investor must send a completed Account Application Form containing the investor's certified taxpayer identification number to First Data Investor Services Group, Inc. at the address provided above under "Investment by Mail." Wire instructions must state the Fund name, share class, the shareholder's registered name and the shareholder account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    Boston Safe Deposit and Trust Company
    Boston, MA
    ABA#: 011001234
    DDA#: 16-798-3
    Account No.

    (State Fund name, share class, shareholder's registered name and shareholder account number)

  Before writing any funds an investor must call the Fund at (800) 438-5789 to confirm the wire instructions.

EXCHANGE BY TELEPHONE

  Call your broker or the Fund at (800) 438-5789.

  Class A, Class B and Class C shares may be exchanged only for shares of the same class of another fund of the Company or The Munder Funds Trust, subject to any applicable sales charge.

REDEMPTIONS BY TELEPHONE

  Call your broker or the Fund at (800) 438-5789.

REDEMPTIONS BY MAIL

  Send complete instructions, including name of Fund, share class, amount of redemption, shareholder's registered name, account number, and, if a certificate has been issued, an endorsed share certificate, to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

ADDITIONAL QUESTIONS

  Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Fund at (800) 438-5789.